Income Taxes	12 Months Ended
Dec. 31, 2015
Notes
Income Taxes

NOTE 8 – INCOME TAXES

Operating loss for the period from June 26, 2015 (date of inception) through December 31, 2015 was $371,746, of which $306,981 related to foreign operations.

As of December 31, 2015 the Company had $66,016 of net operating loss carry forwards related to its operations in Denmark, which do not expire and $1,184,880 of net operating loss carryforwards relating to its USA operations, which are comprised of $3,053,970 of U.S. federal and $4,440,311 state net operating losses, respectively, which begin to expire in 2032 if unused.

A change in our ownership of more than 50% occurred during the period ended December 31, 2015 triggering certain utilization limitations under Section 382 of the Internal Revenue Code of 1986, as amended, and other limitations under state tax laws.  As a result, the provisions of Section 382 caused net operating losses under state tax laws of $1,274,626 to become permanently restricted.

The temporary differences and carry forwards which give rise to the deferred income tax assets for the period from June 26, 2015 (date of inception) through December 31, 2015 are as follows:

Net operating loss carry forwards	$1,250,896
Valuation allowance	(1,250,896)
Net long-term deferred tax asset	$-

A reconciliation of income taxes at the federal statutory rate to actual income tax expense for period from June 26, 2015 (date of inception) through December 31, 2015 is as follows:

Income tax benefit at the statutory rate	$(89,699)
State income taxes, net of federal benefit	(2,237)
Change in valuation allowance	87,572
Change in net operating loss carry forwards	66
Other	4,298
Income tax expense (benefit)	$-